CIGNA INVESTMENT SECURITIES

                                                        Worcester, Massachusetts
                                                                  March 14, 2003

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of CIGNA Investment Securities (the "Fund"), to be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

     Shareholders are being asked to consider and approve the election of trustees.

     We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

     The Annual Report of CIGNA Investment Securities for the year ended December 31, 2002 has previously been mailed to you.

                                         Sincerely,


                                         /s/ Richard H. Forde

                                         RICHARD H. FORDE
                                         Chairman of the Board


--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT


     SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.
--------------------------------------------------------------------------------

                          CIGNA INVESTMENT SECURITIES

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of CIGNA Investment Securities:

     The Annual Meeting of Shareholders of CIGNA Investment Securities (the "Fund") will be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time, for the following purposes:

     (1) To elect six Trustees to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

     (2) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Holders of record of the shares of the Fund at the close of business on March 10, 2003 are entitled to vote at the meeting.

     Your vote is important, even if you don't own many shares. Please complete, sign and return the enclosed proxy /voting instruction card.


                                              /s/ Jeffrey S. Winer

                                              Jeffrey S. Winer
                                              Secretary


Worcester, Massachusetts
March 14, 2003

                                PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS OF
                          CIGNA INVESTMENT SECURITIES

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of CIGNA Investment Securities (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at The Colony Club, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time, and at any postponement or adjournment thereof.

     Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified in the proxy. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

     For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees.

     The Board of Trustees recommends a vote FOR the election of Trustees. If no specification is made, the proxy will be voted FOR the election of Trustees as listed, and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment. The Board of Trustees does not know of any actions to be considered at the meeting other than those referred to above.

     Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone. The Fund has also retained a proxy solicitor, The Altman Group, Inc., to assist in the solicitation of proxies. The costs of retaining this firm, which will be fully borne by the Fund, are not expected to exceed $3,500.

     The Fund has agreed to indemnify and hold the solicitation firm harmless against any liability incurred in connection with the solicitation of proxies, unless the liability results from the firm's negligence or misconduct. The agreement between the Fund and the solicitation firm will terminate upon conclusion of the shareholder meeting or any adjournments of the meeting.

     In the event a quorum is not present at the meeting, or in the event sufficient votes to approve any of the proposals are not received, even though a quorum is present at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation are reasonable and in the interests of shareholders of the Fund. A shareholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy.

     At the close of business on March 10, 2003, the record date for the determination of shareholders entitled to vote at the meeting, there were 4,792,215 outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 14, 2003 to shareholders of record on the record date.

     The principal executive offices of the Fund are located at (and its mailing address is) 100 Front Street, Suite 300, Worcester, Massachusetts 01608.

     The Fund will furnish to a shareholder upon request, without charge, a copy of the annual report. Requests may be made by writing to the Fund c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H18E, Hartford, CT 06103, Attn: Alfred A. Bingham III, or by calling 1-800-426-5523.

                                 PROPOSAL ONE

                             ELECTION OF TRUSTEES

     At the meeting, six Trustees are to be elected by the shareholders of the Fund. The Board of Trustees has nominated and recommends the election of Ms. Marnie Wagstaff Mueller, Ms. Carol Ann Hayes and Messrs. Richard H. Forde, Russell H. Jones, David P. Marks and Paul J. McDonald. Each of the nominees other than Ms. Hayes is currently serving on the Board of Trustees. Shareholders are asked to elect Ms. Mueller, Ms. Hayes and Messrs. Forde, Jones, Marks and McDonald as Trustees of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his or her successor.

     Each of the Trustees of the Fund other than Ms. Hayes also serves as a Trustee of CIGNA High Income Shares ("CHIS"). TimesSquare Capital Management, Inc. ("TimesSquare"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CHIS. CHIS will hold an annual meeting on April 29, 2003, at which shareholders will be asked to elect Ms. Mueller, Ms. Hayes and Messrs. Forde, Jones, Marks and McDonald as Trustees.

     All shares represented by valid proxies will be voted in the election of Trustees for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Trustees of the Fund, or the Board of Trustees may reduce the number of Trustees, as authorized by the Declaration of Trust. All of the nominees have agreed to serve if elected.

     Messrs. Jones and McDonald were first elected to the Board in 1995. Mr. Forde was appointed to the Board in 1998. Ms. Mueller was appointed to the Board in 2001. Mr. Marks was appointed to the Board in 2002. Ms. Mueller and Messrs. Forde, Jones and McDonald were last elected by shareholders on April 30, 2002.

     The following table sets forth the number of shares of the Fund and shares of all mutual funds in the CIGNA family of mutual funds beneficially owned by the nominees and by the Fund's Trustees and officers as a group. The information provided is as of December 31, 2002. As of December 31, 2002, neither the Trustees as a group nor the Trustees and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund.

Nominees who are not      Dollar Range of     Aggregate Dollar Range of Equity Securities
"interested persons"      Equity Securities   in All Funds Overseen or to be Overseen by
of the Fund               in the Fund         Trustee in Family of Investment Companies
------------------------- ------------------- --------------------------------------------
Russell H. Jones          $10,001-$50,000     $10,001-$50,000
Paul J. McDonald          $1-$10,000          $10,001-$50,000
Marnie Wagstaff Mueller   None                None
Carol Ann Hayes           None                None

Nominees who are       Dollar Range of     Aggregate Dollar Range of Equity Securities
"interested persons"   Equity Securities   in All Funds Overseen or to be Overseen by
of the Fund            in the Fund         Trustee in Family of Investment Companies
---------------------- ------------------- --------------------------------------------
Richard H. Forde       $1-$10,000          $1-$10,000
David P. Marks         None                None

     Based on information furnished by each independent Trustee as of December 31, 2002, neither Russell Jones, Paul McDonald, Carol Ann Hayes, Marnie Mueller nor any of their immediate family members owned any securities issued by CIGNA Corporation or its affiliates as of that date.

Section 16(a) Beneficial Owner Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities ("10% shareholders"), to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Trustees and 10% shareholders were satisfied, except that a Form 5 for Mr. Jones covering a purchase of 250 shares of the Fund was filed late.

     The following tables show information for each nominee, including age, present position, principal occupation or employment during the last five years, principal affiliations, including any Trusteeships presently held in companies that have issued publicly-held securities and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee currently serves as a Trustee of the Fund, CIGNA Funds Group, CIGNA Variable Products Group, and of CIGNA Investment Securities, except that Ms. Mueller is not a Trustee of CIGNA Variable Products Group, Mr. Marks is not a Trustee of CIGNA Variable Products Group or CIGNA Funds Group, and Ms. Hayes is not presently a Trustee of any of these funds.

          Nominees who are not "interested persons" of the Fund

                                                                     Number of    Other
                         Term of                                     Portfolios   Directorships
Name,        Position    Office** and   Principal                    in Fund      Held by
Address*     Held with   Length of      Occupation(s)                Complex      Trustee or
And Age      Fund        Time Served    During Past 5 Years          Overseen     Nominee
------------------------------------------------------------------------------------------------
Russell H.   Trustee     Trustee        Vice President (Investor          14      none
Jones                    since 1995     Relations, Public
58                                      Relations) and Treasurer,
                                        Kaman Corporation
                                        (helicopters and aircraft
                                        components, industrial
                                        distribution)
------------------------------------------------------------------------------------------------
Carol Ann    Nominee     N/A            Director and Head of               0      Reed &
Hayes                                   Audit Committee, Reed &                   Barton
58                                      Barton Corporation                        Corporation
                                        (silversmith company);
                                        previously, certified
                                        public accountant and
                                        Manager of Marketing,
                                        Coopers & Lybrand
                                        (accounting firm)
------------------------------------------------------------------------------------------------
Paul J.      Trustee     Trustee        Special Advisor to Board          14      Director --
McDonald                 since 1995     of Directors, Friendly Ice                Western
59                                      Cream Corporation                         Massachusetts
                                        (family restaurants and                   Electric
                                        dairy products);                          Company
                                        previously, Senior
                                        Executive Vice president
                                        and Chief Financial
                                        Officer, Friendly Ice
                                        Cream Corporation
------------------------------------------------------------------------------------------------
Marnie       Trustee     Trustee        Diocesan Consultant,              11      none
Wagstaff                 since 2001     Episcopal Diocese of
Mueller                                 Connecticut; previously,
66                                      visiting Professor of
                                        Health Economics,
                                        Wesleyan University

            Nominees who are "interested persons" of the Fund

                                                                    Number of    Other
                         Term of                                    Portfolios   Directorships
Name,        Position    Office** and   Principal                   in Fund      Held by
Address*     Held with   Length of      Occupation(s)               Complex      Trustee or
And Age      Fund        Time Served    During Past 5 Years         Overseen     Nominee
-----------------------------------------------------------------------------------------------
David P.     Trustee     Trustee        Chief Investment                  2      Director of
Marks                    since 2002     Officer, CIGNA                           various
56                                      Retirement & Investment                  subsidiaries
                                        Services and President,                  of CIGNA
                                        TimesSquare Capital                      Corporation
                                        Management, Inc.;
                                        previously, Partner, Green
                                        Mountain Partners
                                        (Buyout Firm); President
                                        and Chief Investment
                                        Officer, Allianz of
                                        America, Inc. (Investment
                                        Advisory Firm)
-----------------------------------------------------------------------------------------------
Richard H.   Chairman    Trustee,       Managing Director,               14      Director of
Forde        of the      Chairman       CIGNA Retirement &                       various
49           Board of    and            Investment Services, Inc.                subsidiaries
             Trustees,   President      and TimesSquare Capital                  of CIGNA
             President   since 1998     Management, Inc.                         Corporation
-----------------------------------------------------------------------------------------------
Alfred A.    Vice        Officer        CIGNA Funds Treasurer;           14      --
Bingham      President   since 1979     Assistant Vice President,
III 58       and                        TimesSquare Capital
             Treasurer                  Management, Inc.
-----------------------------------------------------------------------------------------------
Jeffrey S.   Vice        Officer        Senior Counsel,                  14      --
Winer        President   since 1994     CIGNA Corporation
45           and
             Secretary
-----------------------------------------------------------------------------------------------

* All Trustees and officers have a mailing address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.
** Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

     No officer or Trustee of the Fund who received any remuneration from the Fund during 2002 was serving as a director, officer or employee of TimesSquare or CIGNA or any of its subsidiaries. The other current Trustees, taken as a group, were paid or accrued Trustee fees for 2002 from the Fund in the aggregate amount of $24,000. Under current compensation arrangements, these Trustees will be entitled to receive from the Fund an annual retainer of $5,100 plus a fee of $400 for each Board meeting attended and $400 for each Committee meeting attended. These Trustees will also be entitled to receive, as compensation for their services as Trustees, an annual retainer of $2,000, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA Variable Products Group, an annual retainer of $4,000, a $800 Board meeting fee and $800 Committee meeting fee from CIGNA Funds Group, and an annual retainer of $7,100, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA High Income Shares. All Trustees are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group and CIGNA Variable Products Group, and CIGNA High Income Shares so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities.

     The following table sets forth the compensation paid by the Fund and by the CIGNA Fund complex to Trustees in 2002:

                                                                               Total
                                                                            Compensation
                                                                             from Fund
                                                                             and CIGNA
                                                                                Fund
                                                               Aggregate      Complex
Name of Person,                                              Compensation     Paid to
Position with Fund                                             from Fund    trustees (e)
------------------                                             ---------    ------------
Richard H. Forde, President, Chairman and Trustee .........     $     0       $     0
Russell H. Jones, Trustee (a) .............................       8,000        32,700
David P. Marks, Trustee (b) ...............................           0             0
Paul J. McDonald, Trustee (c) .............................       8,000        32,700
Marnie Wagstaff Mueller, Trustee ..........................       8,000        32,700
Farhan Sharaff, Trustee (d) ...............................           0             0
                                                                -------       -------
Totals ....................................................      24,000        98,100
                                                                =======       =======

------
(a) All but $7,459 of Mr. Jones' 2002 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $43,730 as of December 31, 2002.
(b)  Mr. Marks was appointed to the Board in 2002.
(c) Mr. McDonald's balance in the CIGNA funds deferred compensation plan was $94,122 as of December 31, 2002.
(d)  Mr. Sharaff resigned from CIGNA and the Board in 2002.
(e) There were three investment companies other than the Fund in the CIGNA fund complex.

     The Board of Trustees held five Board meetings during 2002. Each Trustee attended more than 75% of the aggregate meetings of the Board and Committees on which such Trustee served during the year. The Board of Trustees has three standing committees as follows:

Audit Committee

     The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls. The Committee held two meetings in 2002.

     The Fund has an Audit Committee comprised of only "Independent Trustees" (as defined in the regulations of the New York Stock Exchange ("NYSE") of the Fund, who are also not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP (PWC), discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Fund that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.

     For the fiscal year ended December 31, 2002 PWC performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Fund and providing tax planning advice.

     PWC also serves as independent accountants for CIGNA Investment Securities and for each of the series of shares of CIGNA Funds Group and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. PWC also serves as independent accountants for CIGNA.

     Representatives of PWC may attend the meeting and be provided an opportunity to make a statement and to respond to questions from shareholders.

FEES PAID TO INDEPENDENT ACCOUNTANTS FOR AUDIT SERVICES

     For the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002, included in the Fund's annual report to shareholders for that fiscal year, the Fund paid or accrued $30,000 to PWC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2002, the Fund, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Fund did not pay or accrue any fees for financial information systems design and implementation services by PWC.

OTHER NON/AUDIT, NON/SYSTEMS SERVICES

     For the fiscal year ended December 31, 2002, the Fund, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Fund paid or accrued aggregate fees of approximately $189,400 in audit fees, and $133,500 for other services provided by PWC. The Audit Committee determined that the provision of the services described above is compatible with maintaining the independence of PWC.

     The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix A. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and that Mr. McDonald has prior accounting experience or related financial management expertise. The current members of the Audit Committee are Ms. Mueller and Messrs. Jones and McDonald (Chairperson). All members of the Audit Committee meet the independence standards of the NYSE listing standards.

Contracts Committee

     The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held one meeting in 2002. The current members of the Committee are Ms. Mueller and Jones (Chairperson) and McDonald, none of whom are interested persons of the Fund.

Nominating Committee

     The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Trustees. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders. The Committee held six meetings in 2002. The current members of the Committee are Ms. Mueller (Chairperson) and Messrs. Jones and McDonald, none of whom are interested persons of the Fund.

Required Vote

     Each nominee for Trustee must be elected by a plurality of the shares of the Fund voted at the meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                            MANAGEMENT OF THE FUND

     Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Forde, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Forde is set out in the Proposal under the caption "Nominees". The executive officers are elected annually by the Board of Trustees. As of December 31, 2002, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

     ALFRED A. BINGHAM III, 58, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Assistant Vice President, TimesSquare.

     JEFFREY S. WINER, 45, Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Senior Counsel, CIGNA.

                                OTHER BUSINESS

Shareholder Proposals for 2004

     Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2004 annual meeting must be received by management of the Fund prior to November 28, 2003. Shareholder proposals not included in the proxy material may be presented from the floor at the annual meeting only if the shareholder notifies the Fund as to the proposal's nature and certain additional information by February 11, 2004.

     The management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.


                                              /s/ Jeffrey S. Winer

                                              Jeffrey S. Winer
                                              Secretary

Worcester, Massachusetts
March 14, 2003

                                  APPENDIX A
                          CIGNA INVESTMENT SECURITIES
                            AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed entirely of Trustees who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, so long as the Fund's shares are listed on the New York Stock Exchange (the NYSE"), the composition of the Audit Committee shall meet such other requirements as shall be imposed from time to time by the NYSE.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of one or more service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent accountants and the full Board of Trustees/Trustees (the "Board").

3. The function of the Audit Committee is to assure itself and the Board of the integrity of financial information and controls maintained in accordance with contracts, prospectuses and regulations. Management's responsibility is to maintain appropriate systems for accounting and internal control. The independent accountant's responsibility is to plan and carry out a proper audit. The independent accountant's ultimate accountability is to the Audit Committee and to the Board, which has the ultimate authority and responsibility regarding the evaluation, appointment and, when appropriate, the termination of the Fund's independent accountants.

4.   The Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to otherwise evaluate the independence of the accountants, including whether the accountants provide any consulting services to the manager and to request an annual representation from the accountant of its independence from management;

     (b) to meet with the Fund's independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s); (iii) to consider the accountants' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and
          (iv) to review the form of opinion the accountants propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the accountants;

     (d) to review the fees charged by the accountants for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in fund operations;

     (f) to review any non-audit services to the Fund by its independent accountants;

     (g) to review the working relationship between the Fund's management and the independent accountants;

     (h) to review and discuss the Fund's audited financial statements with the Fund's management;

     (i) to report its activities to the Board on a regular basis, based on the Committee's review and discussions with management and with the independent accountants to make a recommendation to the Board as to whether the Fund's audited financial statements should be included in the Fund's annual report to shareholders and to make such other recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

     (j) to prepare any audit committee report required to be included in a Fund proxy statement.

5. The Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

6. The Committee shall regularly meet with the Fund's Treasurer and internal accountants for the management company and shall have the right of access to the Fund's Treasurer, other officers and independent accountants.

7. The Committee shall require the independent accountants to provide the Committee with an annual report regarding the independent accountants' independence, which report shall include, but not be limited to, a formal written statement setting forth all relationships between the independent accountants and (a) the Fund or any of its officers or Trustees or (b) the Fund's investment adviser(s). The Committee shall discuss such reports with the independent accountants, and if necessary in the judgment of the Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the independent accountants or replace the independent accountants.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Fund's expense.

     The Committee shall review this Charter at least annually and recommend any changes to the full Board.

[LOGO](R)
CIGNA

|X| PLEASE MARK VOTES                                  1. Election of Trustees.          For   With-     For All
    AS IN THIS EXAMPLE                                                                         hold      Nominees
                                                          Ms. Mueller, Ms. Hayes,                        Except
                                                          Messrs. Forde, Jones, Marks
CIGNA INVESTMENT SECURITIES                               and McDonald.                  |_|    |_|      |_|

This proxy will be voted as specified.  If no
specification is made, the proxy will be voted            If you do not wish your
in favor of the proposals shown on this proxy             shares voted "For" a
card                                                      particular nominee, mark the
                                                          "For All Nominees Except" box
Mark box at right if an address change or                 and strike a line through the
comment has been noted on the reverse side of             name(s) of the nominee(s).
this card.                      |_|                       Your shares will be voted for
CONTROL NUMBER:                                           the remaining nominee(s).

                      -----------------------          2. In their discretion upon       For   Against   Abstain
Please be sure to sign and date this Proxy                such other matters as may
---------------------------------------------             properly come before the
Date                                                      meeting.                       |_|   |_|       |_|

---------------------------------------------             RECORD DATE SHARES:
Shareholder sign here
Co-owner sign here

                           CIGNA INVESTMENT SECURITIES

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of CIGNA Investment Securities (the "Fund'), on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time, at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein on the matters described in the notice and accompanying proxy statement for the meeting. The Trustees recommend that you vote "FOR" each of the proposals. If no direction is made, this proxy will be voted FOR all items described in the proxy statement. As to any other matters that may properly come before the meeting, the proxies shall vote in accordance with their best judgment.

--------------------------------------------------------------------------------
                 PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

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Please sign this proxy exactly as your name appears on the books of the Fund.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

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